UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 22, 2011 (February 15, 2011)

MEADOWBROOK INSURANCE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	38-2626206
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1-14094 (Commission File Number)

26255 American Drive Southfield, Michigan (Address of Principal Executive Offices)	48034 (Zip Code)

(248) 358-1100 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 15, 2011, Meadowbrook Insurance Group, Inc. issued a press release setting forth its financial results for the fourth quarter and twelve months ended December 31, 2010.

ITEM 7.01	REGULATION FD DISCLOSURE

The Company’s press release issued February 15, 2011 provided certain information regarding the Company’s anticipated full year 2011 financial results.  A copy of the press release is furnished herewith as Exhibit 99.1.

The statements made by the Company under this item constitute forward-looking statements.  Please refer to the Company’s most recent Form 10-K, Form 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially.  These forward-looking statements involve risks and uncertainties including, but not limited to, the following: the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectibility of reinsurance; increased rate pressure on premiums; the ability to obtain rate increases in current market conditions; investment rate of return; changes in and adherence to insurance regulation; actions taken by regulators, rating agencies or lenders; attainment of certain processing efficiencies; changing rates of inflation; and general economic conditions. The Company is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

The information in this Item 7.01, including the information regarding the Company’s anticipated full year 2010 and 2011 financial results set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

a.	None.

b.	None.

c.	None.

d.	The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

99.1	Earnings Press Release for the fourth quarter and twelve months ended December 31, 2010, issued February 15, 2011.

The information filed as Exhibit 99.1 to this Form 8-K is being furnished in accordance with Items 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities imposed by that Section.  Such information shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2011	MEADOWBROOK INSURANCE GROUP, INC. (Registrant)

By: /s/ Karen M. Spaun
Karen M. Spaun, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Earnings Press Release for the fourth quarter and twelve months ended December 31, 2010, issued February 15, 2011.